The following is added after the last paragraph in each of the sub-sections entitled “Principal Investment Strategies” beneath the main headings “Summary of Key Information” and “Investment Objective, Strategies, and Risks”:

A team of investment research analysts selects investments for the fund.

The sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below.

Portfolio Manager	Since	Title
Joseph G. MacDougall	May 2010	Investment Officer of MFS

The sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Joseph G. MacDougall	Portfolio Manager, General Oversight of a Team of Analysts	Employed in the investment area of MFS since 2005